UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2023

NAUTICUS ROBOTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40611	85-1699753
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

17146 Feathercraft Lane, Suite 450, Webster, TX 77598

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (281) 942-9069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Nauticus Robotics, Inc., a Delaware corporation (the “Company”), amended and restated the Company’s bylaws (following such amendment and restatement, the “A&R Bylaws”), effective May 11, 2023, pursuant to prior approval by the Company’s board of directors. The A&R Bylaws include changes made to the advance notice provisions included in Section 1.10 – Nomination of Directors, which add that persons controlling, directly or indirectly, or acting in concert with Company stockholders in connection with director nominations are subject to certain information, disclosure, and representation requirements, as well as other revisions to ensure compliance with the SEC’s new Universal Proxy Rule, Rule 14a-19 of the Securities Exchange Act of 1934.

The foregoing description of the A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Bylaws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2023, the Company held an annual meeting of its stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) the election of Class I director nominees to hold office until the Company’s 2026 annual meeting of stockholders and (2) the ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s definitive proxy statement relating to the Annual Meeting.

Proposal 1:	Election of Class I director nominees, each to serve for a term of three years until the Company’s 2026 annual meeting of stockholders

The director nominees listed below were elected as Class I directors to hold office until the Company’s 2026 annual meeting of stockholders based on the following vote:

Jim Bellingham

For	Against	Withhold/Abstain	Broker Non-Votes
33,200,400	856	39	1,627,603

Adam Sharkawy

For	Against	Withhold/Abstain	Broker Non-Votes
33,200,521	727	47	1,627,603

Proposal 2:	Ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for fiscal year 2023

Whitley Penn LLP was ratified as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 based on the following vote:

For	Against	Withhold/Abstain	Broker Non-Votes
34,827,780	991	127	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws (as of May 11, 2023)
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nauticus Robotics, Inc.

By:	/s/ Nicolaus Radford
Nicolaus Radford
Chief Executive Officer

Date: May 15, 2023

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